UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 25, 2006

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2006, Sanmina-SCI Corporation issued a press release announcing financial results for its first fiscal quarter. The press release is furnished as Exhibit 99 to this Form 8-K.

Non-GAAP Financial Information

In the press release furnished as Exhibit 99, we present the following Non-GAAP financial measures: gross profit, gross margin, operating income, operating margin, net income and earnings per share. In computing each of these non-GAAP financial measures, including those presented in the attached financial statements, we exclude charges or gains relating to: stock-based compensation expense, restructuring (including employee severance and benefits costs and charges related to excess facilities and assets), integration costs (consisting of costs associated with the integration of acquired businesses into our operations), amortization of intangible assets, non-cash interest and other infrequent or unusual items, to the extent material, which we consider to be of a non-operational nature in the applicable period.

We have furnished these Non-GAAP financial measures because we believe they provide useful supplemental information to investors in that they eliminate certain financial items that are of a non-recurring, unusual or infrequent nature or are not related to the company’s regular, ongoing business. Our management also uses this information internally for forecasting, budgeting and other analytical purposes. Therefore, the non-GAAP financial measures enable investors to analyze the core financial and operating performance of our company and to facilitate period-to-period comparisons and analysis of operating trends.

We provide earnings guidance only on a non-GAAP basis due to the inherent uncertainties associated with forecasting the timing and amount of restructuring, impairment and other unusual and infrequent items.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Our board of directors has adopted amendments to our bylaws providing that changes in the authorized number of directors of our company must be approved by stockholders, except that our board of directors may amend our bylaws to reduce the number of directors to a number below 10 directors in the event of any vacancies existing on our board of directors.   The amended bylaws are attached hereto as Exhibit 3.2.  The amendments affect the text in Article III, Section 2 and Article X.  No other provisions of the bylaws were  affected by this amendment.

Consistent with these bylaw amendments, our board of directors has adopted a resolution fixing the number of directors at eight directors, which represents the number of directors currently in office.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
Exhibit 99	Press Release issued by Sanmina-SCI Corporation on January 25, 2006

The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:

/s/ David L. White
David L. White
Executive Vice President and Chief Financial Officer

Date: January 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release issued by Sanmina-SCI Corporation on January 25, 2006